SEMI-ANNUAL REPORT

APRIL 30, 1998

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

THE
HAVEN
FUND

(photo)

                                                           LETTER TO INVESTORS

                                                                     June 1998

THE
HAVEN
FUND

Dear Shareholder,

The Fund's total return for the fiscal half-year ended April 30 was 14.0%. This compares with increases in the Standard & Poor's 500 Stock Index of 22.5% and the Lipper Growth Fund Index of 18.2%. For the three months ended January 31, the Fund was held back primarily by its energy holdings (which suffered from the sharp fall in the commodity prices of oil and gas) and secondarily by weakness in the technology sector of the stock market. We did not believe these weak areas reflected any fundamental long-term changes, and they have not. For the three months ended April 30, the Fund's total return was 14.2%, as compared with 13.8% for the Standard & Poor's 500 Stock Index and 12.8% for the Lipper Growth Fund Index. The Fund thus out-performed the comparatives in its second fiscal quarter.

We continue to maintain a conservative posture (i.e., maintaining higher than average cash positions and purchasing companies with relatively low P/E ratios) that contrasts with the general sentiment as reflected in the U.S. stock market. The stock market is by nearly every measure at record high valuation levels. To us this means it is time to be cautious, and at this time we continue to maintain our cautious posture. If the stock market keeps "soaring," to use a word favored by journalists, we expect our performance to be somewhat muted. On the other hand if a stock market "correction" occurs, we hope our declines will also be muted. In the quarter-year ended October 31 the Fund declined only -0.8% versus -3.8% for the S&P 500 Stock Index.

The Fund's five stocks which performed best in the half-year ended April 30 were: Lowe's Companies, an expanding building materials retailer; EMC Corp., the leading manufacturer of stand-alone computer memories; Commerce Bancorp of New Jersey, a medium-sized regional bank; United Healthcare, a leading health maintenance organization (HMO); and Valeo, a French auto parts manufacturer which is gaining global market share (North America included).

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

The Fund's laggards for the half-year were: Gulf Canada Resources, an oil and gas producer; New Holland N.V., a multinational manufacturer of agricultural equipment; Silicon Graphics, a manufacturer of high-performance computer work stations; The Sports Authority, a retailer; and Ocean Energy, another oil and gas producer. Of these five the two where we have had doubts about the fundamentals are Silicon Graphics and The Sports Authority. However, Silicon Graphics' top management was replaced in March, so we think it sensible to watch for results. In the case of The Sports Authority, management made some mistakes and the volatility of the athletic shoe business turned out to be worse than expected. On May 6 the company agreed to merge with Woolworth, so the issue has in effect become moot.

We welcome new shareholders and thank all for your continued support.

Sincerely,

/s/ Colin C. Ferenbach

Colin C. Ferenbach
President

| SEMI-ANNUAL REPORT | THE HAVEN FUND

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

        Growth of a $10,000 Investment for the Fund and the Partnership

                            6/27/84  10/31/84  10/31/89  10/31/94   4/30/98
---------------------------------------------------------------------------
The Haven Fund              10,000    10,707    22,183    38,856     77,946
S&P 500 Stock Index         10,000    11,007    26,959    43,698    103,861
Lipper Growth Fund Index    10,000    10,650    23,733    38,299     83,439
---------------------------------------------------------------------------


-----------------------------------------------------
      Average Annual Total Return of the Fund
          FOR PERIODS ENDED APRIL 30, 1998
-----------------------------------------------------
                               One           Since
                              Year        Inception*
-----------------------------------------------------
The Haven Fund                33.1%          22.9%
-----------------------------------------------------
S&P 500 Stock Index           41.1%          29.8%
-----------------------------------------------------
Lipper Growth Fund Index      34.9%          23.9%
-----------------------------------------------------
*June 23, 1994
-----------------------------------------------------


------------------------------------------------------------------------
            Average Annual Total Return of the Fund and Partnership
                        FOR PERIODS ENDED APRIL 30, 1998
------------------------------------------------------------------------
                                   One       Five       Ten      Since
                                  Year       Year      Year   Inception*
------------------------------------------------------------------------
The Haven Fund                     33.1%     18.5%     16.1%     16.0%
------------------------------------------------------------------------
S&P 500 Stock Index                41.1%     23.2%     18.9%     19.0%
------------------------------------------------------------------------
Lipper Growth Fund Index           34.9%     19.7%     16.3%     16.9%
------------------------------------------------------------------------
*June 27, 1984
------------------------------------------------------------------------

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 864 funds in the Lipper Growth Fund category as of April 30, 1998. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

A direct investment in either the S&P 500 Stock Index or the Lipper Growth Fund Index is not possible.

Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

STATEMENT OF NET ASSETS

April 30, 1998 (Unaudited)

 Number
of Shares                                             Value
------------------------------------------------------------
        COMMON STOCKS 93.17%

        AUTO PARTS 4.67%
 75,000 Detroit Diesel Corp.<F1>                 $ 1,725,000
 25,000 Valeo SA - (FR)                            2,484,310
                                                 -----------
                                                   4,209,310
                                                 -----------

        BANKS 11.76%
 42,000 Commerce Bancorp, Inc./NJ                  2,409,750
 30,000 First Commerce Corp.                       2,441,250
 60,000 HSBC Holdings plc. - (GB)                  1,893,026
 10,000 Morgan (J.P.) & Co., Inc.                  1,312,500
 30,000 Wachovia Corp.                             2,548,125
                                                 -----------
                                                  10,604,651
                                                 -----------
        BUILDING & HOUSING 1.85%
 40,000 Owens Corning                              1,662,500
                                                 -----------

        CHEMICALS 3.85%
 20,000 du Pont (E.I.) de Nemours & Co.            1,456,250
 40,000 Praxair, Inc.                              2,012,500
                                                 -----------
                                                   3,468,750
                                                 -----------

        CONSUMER NON-DURABLES 3.45%
 50,000 Alberto-Culver Co.                         1,337,500
 35,000 Kimberly-Clark Corp.                       1,776,250
                                                 -----------
                                                   3,113,750
                                                 -----------

        DRUG & HOSPITAL SUPPLIES 9.56%
 20,000 Abbott Laboratories                        1,462,500
 20,000 Elan Corp. plc. - (IRL)<F1>                1,242,500
 25,000 Johnson & Johnson                          1,784,375
 45,000 Stryker Corp.                              2,025,000
 30,000 United Healthcare Corp.                    2,107,500
                                                 -----------
                                                   8,621,875
                                                 -----------

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                               STATEMENT OF NET ASSETS (CONT'D.)

April 30, 1998 (Unaudited)

 Number
of Shares                                             Value
------------------------------------------------------------
        COMMON STOCKS 93.17% (cont'd.)

        ELECTRICAL EQUIPMENT 3.77%
 11,500 Grainger (W.W.), Inc.                    $ 1,252,781
 75,000 Molex, Inc.                                2,146,875
                                                 -----------
                                                   3,399,656
                                                 -----------

        ELECTRONICS 12.41%
 40,000 Computer Associates International, Inc.    2,342,500
 40,000 Electronic Data Systems Corp.              1,720,000
 80,000 EMC Corp./Mass.<F1>                        3,690,000
 30,000 Hewlett-Packard Co.                        2,259,375
 90,000 Silicon Graphics, Inc.<F1>                 1,175,625
                                                 -----------
                                                  11,187,500
                                                 -----------

        FURNISHINGS & APPLIANCES 1.73%
 30,000 Leggett & Platt, Inc.                      1,558,125
                                                 -----------

        INSURANCE 3.34%
 40,000 Mid Ocean Limited - (BER)                  3,015,000
                                                 -----------
        MACHINERY 5.46%
  1,250 Bucher Holding AG - (CH)                   1,441,724
 85,000 New Holland N.V. - (NETH)                  2,082,500
 60,000 Omniquip International, Inc.               1,402,500
                                                 -----------
                                                   4,926,724
                                                 -----------

        MISCELLANEOUS INDUSTRIALS 1.74%
 30,000 Avery Dennison Corp.                       1,571,250
                                                 -----------

        OIL - INTERNATIONAL 9.36%
275,000 Gulf Canada Resources Ltd. - (CAN)<F1>     1,460,938
130,000 Ocean Energy, Inc.<F1>                     3,185,000
 36,000 Royal Dutch Petroleum Co. - (NETH)         2,036,250
 30,000 Total SA - (FR)                            1,762,500
                                                 -----------
                                                   8,444,688
                                                 -----------

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

STATEMENT OF NET ASSETS (CONT'D.)

April 30, 1998 (Unaudited)

 Number
of Shares                                             Value
------------------------------------------------------------
        COMMON STOCKS 93.17% (cont'd.)

        OIL WELL EQUIPMENT & SERVICES 2.30%
 25,000 Schlumberger, Ltd. - (NETH ANT)          $ 2,071,875
                                                 -----------

        PAINTS & RELATED PRODUCTS 1.98%
 50,000 Sherwin-Williams Co.                       1,781,250
                                                 -----------

        RAILROAD 1.90%
 70,000 Wisconsin Central
          Transportation Corporation*              1,715,000
                                                 -----------

        REAL ESTATE INVESTMENT TRUST 1.99%
 50,000 General Growth Properties, Inc.            1,793,750
                                                 -----------

        RETAILING 10.27%
 50,000 Borders Group, Inc.<F1>                    1,606,250
 40,000 Circuit City Stores - Circuit City Group   1,625,000
 30,000 Lowe's Companies, Inc.                     2,098,125
100,000 Sports Authority (The), Inc.<F1>           1,756,250
 90,000 Viking Office Products, Inc.<F1>           2,176,875
                                                 -----------
                                                   9,262,500
                                                 -----------

        TELECOMMUNICATIONS 1.78%
 70,000 Andrew Corp.<F1>                           1,601,250
                                                 -----------
        Total Common Stocks
        (cost $51,820,499)                        84,009,404
                                                 -----------

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                               STATEMENT OF NET ASSETS (CONT'D.)

April 30, 1998 (Unaudited)


Par (000)/Shares                                                      Value
---------------------------------------------------------------------------
           COMMERCIAL PAPER 6.87%
  $  3,400 American Express Credit Corp., 5.53%, 5/4/98         $ 3,398,433
     2,800 General Electric Capital Corp., 5.50%, 5/4/98          2,798,717
           (cost $6,197,150)                                    -----------
                                                                  6,197,150
                                                                -----------

           SHORT-TERM INVESTMENT 0.05%
    47,606 Temporary Investment Fund
           (cost $47,606)                                            47,606
                                                                -----------

           TOTAL INVESTMENTS 100.09%
           (cost $58,065,255<F2>)                               $90,254,160
                                                                -----------

Other Liabilities in Excess of Assets (0.09)%                      (87,008)
                                                                -----------

Net Assets applicable to 5,548,658 Shares of Common
Stock issued and outstanding 100.00%                            $90,167,152
                                                                ===========

Net Asset Value, offering and redemption price
per share ($90,167,152 / 5,548,658)                                  $16.25
                                                                     ======

The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
           Gross appreciation.........................$32,940,924
           Gross depreciation.........................   (752,019)
                                                      -----------
           Net appreciation...........................$32,188,905<F2>
                                                      ===========


 <F1> Non-income producing securities.
 <F2> Also cost for federal income tax purposes.

                       See Notes to Financial Statements.

COUNTRY ABBREVIATIONS
     (BER) - Bermuda          (GB) - Great Britain
     (CAN) - Canada           (IRL) - Ireland
     (FR) - France            (NETH) - Netherlands
     (GER) - Germany          (NETH ANT) - Netherlands Antilles
                              (CH) - Switzerland

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

TOP TEN STOCK HOLDINGS

--------------------------------------------------
                29.4% of the Fund
--------------------------------------------------
EMC Corp./Mass.                               4.1%
--------------------------------------------------
Ocean Energy, Inc.                            3.5%
--------------------------------------------------
Mid Ocean Limited - (BER)                     3.3%
--------------------------------------------------
Wachovia Corp.                                2.8%
--------------------------------------------------
Valeo SA - (FR)                               2.8%
--------------------------------------------------
First Commerce Corp.                          2.7%
--------------------------------------------------
Commerce Bancorp, Inc. / NJ                   2.7%
--------------------------------------------------
Computer Associates International, Inc.       2.6%
--------------------------------------------------
Hewlett-Packard Co.                           2.5%
--------------------------------------------------
Viking Office Products, Inc.                  2.4%
--------------------------------------------------
TOTAL                                        29.4%
--------------------------------------------------

PERCENT OF TOTAL EQUITIES

BY COUNTRY
(Unaudited)
-----------------------------
Ireland                 1.5%
-----------------------------
Canada                  1.7%
-----------------------------
Switzerland             1.7%
-----------------------------
Great Britain           2.3%
-----------------------------
Netherlands Antilles    2.5%
-----------------------------
Bermuda                 3.6%
-----------------------------
Netherlands             4.9%
-----------------------------
France                  5.1%
-----------------------------
United States          76.8%
-----------------------------


| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                                         STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 1998  (Unaudited)

INVESTMENT INCOME:
Dividends                                                       $   481,154
Interest                                                            161,891
---------------------------------------------------------------------------
     Total Investment Income                                        643,045
---------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                            249,231
Distribution fees                                                    79,649
Administration and accounting fees                                   57,249
Amortization of organizational costs                                 25,137
Transfer agent fees                                                  23,955
Legal fees                                                           15,328
Custodian fees                                                       14,514
Trustees' fees and expenses                                          14,025
Audit fees                                                           12,160
Printing fees                                                        11,574
Insurance fees                                                        9,328
Blue Sky fees                                                         6,907
Miscellaneous expenses                                                3,567
---------------------------------------------------------------------------
     Total Expenses                                                 522,624
---------------------------------------------------------------------------

Net Investment Income                                               120,421
---------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
     Investments                                                  5,662,937
     Foreign currency transactions                                  (4,901)
NET INCREASE IN UNREALIZED APPRECIATION ON:
     Investments                                                  5,258,361
     Translation of assets and liabilities in foreign currency        2,459
---------------------------------------------------------------------------
Net realized and unrealized gain from
  investments and foreign currency                               10,918,856
---------------------------------------------------------------------------
Net increase in net assets resulting from operations            $11,039,277
===========================================================================

                       See Notes to Financial Statements.

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS       YEAR
                                                       ENDED          ENDED
                                                   APRIL 30, 1998  OCTOBER 31,
                                                    (UNAUDITED)       1997
------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                              $    120,421   $   606,048
Net realized gain on investments and foreign
  currency transactions                               5,658,036     7,911,410
Net change in unrealized appreciation
  on investments and translation of
  other assets and liabilities denominated
  in foreign currencies                               5,260,820     8,411,721
------------------------------------------------------------------------------
     Net increase in net assets from operations      11,039,277    16,929,179
------------------------------------------------------------------------------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                            (244,888)     (542,627)
From net realized gains                             (7,848,458)   (6,502,581)
-----------------------------------------------------------------------------
     Total dividends paid to shareholders           (8,093,346)   (7,045,208)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                             2,020,224     7,649,818
Value of shares issued in reinvestment of dividends   5,877,615     4,399,820
Cost of shares redeemed                             (5,445,194)   (4,260,734)
------------------------------------------------------------------------------
     Increase in net assets from capital
       share transactions                             2,452,645     7,788,904
------------------------------------------------------------------------------

     Total increase in net assets                     5,398,576    17,672,875
------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                  84,768,576    67,095,701
------------------------------------------------------------------------------
End of period                                       $90,167,152   $84,768,576
==============================================================================

                       See Notes to Financial Statements.


| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                                            FINANCIAL HIGHLIGHTS



                                              SIX MONTHS         YEAR          YEAR           YEAR          PERIOD
                                                 ENDED           ENDED         ENDED          ENDED          ENDED
(For a Share Outstanding                    APRIL 30, 1998    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
Throughout each Period)                       (UNAUDITED)        1997          1996           1995         1994<F1>
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $15.83         $14.04         $11.67         $10.65         $10.00
----------------------------------------------------------------------------------------------------------------------

INCREASE FROM INVESTMENT OPERATIONS:
Net investment income                              0.03           0.06           0.08           0.12           0.04
Net realized and unrealized gains on
  investments and foreign currency
  transactions                                     1.96           3.13           3.07           1.28           0.61
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations              1.99           3.19           3.15           1.40           0.65

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income                     (0.05)         (0.05)         (0.08)         (0.15)              _
  From net realized gains                        (1.52)         (1.35)         (0.70)         (0.23)              _
----------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders         (1.57)         (1.40)         (0.78)         (0.38)              _

NET ASSET VALUE, END OF PERIOD                   $16.25         $15.83         $14.04         $11.67         $10.65
======================================================================================================================

TOTAL RETURN                                     14.00%         24.90%         28.25%         13.65%          6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)             $90,167        $84,769        $67,096        $55,579        $45,332
Ratios of expenses to average net assets          1.26%          1.33%          1.59%          1.53%<F2>      1.20%<F2><F3>
Ratios of net investment income to
  average net assets                              0.23%          0.78%          0.58%          1.14%<F2>      1.10%<F2><F3>
Portfolio turnover rate                             49%            57%            67%            77%            27%
Average commission rate paid                    $0.0448        $0.0633        $0.0591              _              _
----------------------------------------------------------------------------------------------------------------------


<F1> The Haven Fund commenced operations on June 23, 1994.
<F2> Without fee waivers, the ratio of operating expenses to average daily net assets would have been 1.51% and 1.43% (annualized) and the ratio of net investment income to average daily net assets would have been 1.03% and 0.86% (annualized).
<F3> Annualized.

                       See Notes to Financial Statements.

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a)PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts and certain securities sold at a loss or gain.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

| SEMI-ANNUAL REPORT | THE HAVEN FUND

                                         NOTES TO FINANCIAL STATEMENTS (CONT'D.)

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1998, the Fund did not hold any financial instruments with off-balance sheet risk.

4.FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 1998, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses). The Fund also pays Hewes Communications, Inc. a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

                                         THE HAVEN FUND |  SEMI-ANNUAL REPORT  |

NOTES TO FINANCIAL STATEMENTS (CONT'D.)

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the Fund's average daily net assets, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PNC Bank and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

5.CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the six months ended April 30, 1998, and the year ended October 31, 1997, were as follows:

                                                      1998           1997
----------------------------------------------------------------------------
Sale of shares                                       134,401        527,437
Shares issued to shareholders in
  reinvestment of dividends                          406,474        323,802
Shares repurchased                                 (348,448)      (273,510)
----------------------------------------------------------------------------
Net increase                                         192,427        577,729
Shares outstanding:
  Beginning of period                              5,356,231      4,778,502
----------------------------------------------------------------------------
  End of period                                    5,548,658      5,356,231
============================================================================

6. COMPONENTS OF NET ASSETS

At April 30, 1998, Net Assets consisted of the following:
----------------------------------------------------------------------------
Capital paid-in                                                 $52,300,243
Accumulated net realized gain on investments
  and foreign currency transactions                               5,584,344
Undistributed net investment income                                  93,054
Net unrealized appreciation of investments                       32,188,905
Net unrealized appreciation on foreign
  currency transactions                                                 606
----------------------------------------------------------------------------
                                                                $90,167,152
============================================================================


7. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1998, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $19,171,924 and $26,540,058, respectively.

| SEMI-ANNUAL REPORT | THE HAVEN FUND

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                                      |   THIS PAGE INTENTIONALLY LEFT BLANK.  |

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THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND
OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL
1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4100698

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